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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 1997

                       UNION PACIFIC RESOURCES GROUP INC.
                 (Exact name of registrant specified in Charter)

        Utah                       1-13916                    13-2647483
   (State or other               (Commission                (IRS Employee
   jurisdiction of               File Number)            Identification No.)
   incorporation)

                         801 Cherry Street
                         Fort Worth, Texas                  76101
              (Address of principal executive offices)     Zip Code

           Registrant's telephone, including area code: (817) 877-6000

       __________________________________________________________________
         (Former name and former address, if changed since last report)
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Item 5. Other Events.

        On June 23, 1997, the Registrant announced by press release that Resources Newco, Inc., its wholly owned subsidiary, had commenced a tender offer for such number of shares of Common Stock, par value $.83-1/3 per share ("Pennzoil Shares"), of Pennzoil Company as equals 50.1% of the Pennzoil Shares outstanding on a fully diluted basis. The Registrant hereby incorporates by reference herein the press release attached hereto as Exhibit 99.1, which is made a part of this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit No.                    Exhibit
        -----------                    -------
           99.1            Press Release dated June 23, 1997.

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNION PACIFIC RESOURCES GROUP INC.

                                      By: /s/ Joseph A. LaSala, Jr.
                                          Name:  Joseph A. LaSala, Jr.
                                          Title: Vice President, General Counsel
                                                 and Secretary
Dated: June 23, 1997

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          Exhibit No.                  Exhibit                    Page
          -----------                  -------                    ----
             99.1          Press Release dated June 23, 1997.

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